TERMINATION AGREEMENT AND MUTUAL RELEASE
                      entered into this 21st day of October
                                (the "Agreement")

                                     BETWEEN

MR3 Systems, Inc., a Delaware corporation, whose address is 435 Brannan Street, Suite 200, San Francisco, California 94107 ("MR3"); and

Transcontinental Minerals, Inc., a Colorado C-Type corporation; Consolidated Empire Mines, Ltd.; a Colorado Limited Partnership; Empire Gold LLC., a Vermont Limited Liability Company; and Consolidated Empire Gold, Inc., a Colorado corporation, each of whose address is 31587 Broadmoore Drive, Evergreen, Colorado 80439 (all entities collectively referred to herein as "CEG").

The CEG and the MR3 are at times referred to herein individually as a "Party", or collectively as the "Parties" hereto.

                                    RECITALS

         WHEREAS, MR3 and CEG entered into an agreement, dated October 23, 2002, which replaced and earlier agreement dated June 18, 2002, and which was subsequently amended effective May 1, 2003 (collectively the "Agreements")

         WHEREAS, the parties wish to terminate the Agreements and enter into a Mutual Release.

         NOW THEREFORE, in consideration of the premises, terms and conditions set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.       TERMINATION OF AGREEMENTS

         The parties hereby agree to the termination of the Agreements, effective immediately.

2.       MUTUAL RELEASE

         Each Party voluntarily agrees to waive any and all rights and actual and potential claims against the other Party arising out of or related to the Agreements, and each Party hereby releases and forever discharges the other Party and each such other Party's respective officers, directors, agents and employees (collectively the "Releasees") of and from all actions, claims and demands whatsoever, arising as a result of, or in any way related to, the Agreements, including claims for tort damages, and/or any compensatory, special, consequential, punitive or liquidated damages, attorney's fees, costs, or expenses of any kind or description All of the foregoing is collectively referred to as "Claims."

         Each Releasor further agrees that this is a complete and full discharge and release of all Claims against the respective Releasees, whether known or unknown, and expressly includes any rights and benefits under California Civil Code Section 1542 (or any other similar state law), which states that: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

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3.       MISCELLANEOUS

         a. This Agreement contains the entire understandin of the Parties regarding its subject matter and may not be changed except by a written instrument signed by all Parties. This Agreement will be governed by and construed in accordance with the laws of the State of Colorado without regard to conflict of law rules. Each and every provision of this Agreement is severable; if any term or provision is held to be invalid, void, or unenforceable by a court of competent jurisdiction for any reason whatsoever, such ruling will not affect the validity of the remainder of this Agreement. This Agreement will inure to the benefit of and be binding upon the Parties and their respective successors and assigns.

         b. In signing this Agreement, each Party agrees that it is signing it voluntarily, that each Party has read this Agreement and had sufficient time and opportunity to consider it and to consult with an attorney, and that this Agreement contains a full and final release of all Claims.

         c. A signed facsimile copy of this Agreement shall be deemed the same as a signed original copy.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first set forth hereinabove.

MR3 Systems, Inc.

By: /s/ RANDALL S. REIS
    ------------------------------------------
    Randall S. Reis, Chairman and CEO


Consolidated Empire Gold, Inc.
Operator - Grace Mining Project

By: /s/ RAYMOND P. HEON
    ------------------------------------------
    Raymond P. Heon, President


Transcontinental Minerals, Inc.

By: /s/ RAYMOND P. HEON
    ------------------------------------------
    Raymond P. Heon, President


Consolidated Empire Mines, Ltd.

By: /s/ RAYMOND P. HEON
    ------------------------------------------
    Raymond P. Heon, President,
    Marquette Minerals, Inc., General Partner


Empire Gold LLC

By: Consolidated Empire Gold, Inc., its Operator
    /s/ RAYMOND P. HEON
    ------------------------------------------
    Raymond P. Heon, President